UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
January 17, 2006

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number 0-16469

Delaware                                                                         13-3275609
(State or other jurisdiction of                                          (I.R.S. Employer
incorporation or organization)                                         Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition.

        Certain portions of our press release dated January 17, 2006, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  Certain portions of the 1st paragraph relating to income and expense for the fourth quarter and the full fiscal year ended December 31, 2005
  Certain portions of the 4th paragraph relating to 2005 top line growth

Item 7.01. Regulation FD Disclosure.

        Certain portions of our press release dated January 17, 2006, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

  Certain portions of the 1st paragraph relating to plans to release operating results for 2005
  The 2nd paragraph relating to 2006 guidance
  The 3rd paragraph relating to SFAS 123(R) and 2006 anticipated after tax charges
  Certain portions of the 4th paragraph relating to 2006 anticipated bottom line growth
  Certain portions of the 4th paragraph relating to new product launches for 2006
  The 5th paragraph relating to the proposed Banana Republic and Gap product lines
  The 6th and 7th paragraphs relating to forward looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: January 17, 2006

Inter Parfums, Inc. By: /s/ Jean Madar Jean Madar, Chief Executive Officer